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                                                                   EXHIBIT 10.10


Form:      97-07L                   LEASE            Land Titles Office use only
                                 NEW SOUTH WALES
                             REAL PROPERTY ACT 1900
Licence:   LAW/0537/98                       Do not affix additional pages here:
                                             use the left-hand corner




   STAMP DUTY   Office of State Revenue use only







A) TORRENS      Property leased: if appropriate, specify the part or premises
ITLE            Whole of level 4, 68-72 Wentworth Avenue Surry Hills and being part of the premises contained in Folio Identifiers 19/6380 and 2/536654



B) LODGED BY    LTO Box       Name, Address or DX and Telephone        CODE

                              Reference (optional):                    L

C) LESSOR
                MORUBEN NOMINEES PTY. LTD
                (ACN 001 923 002)

                The lessor leases to the lessee the property referred to above.

D)                   Encumbrances (if applicable):  1 .       2.       3.

E) LESSEE
                CHIP APPLICATION TECHNOLOGIES LIMITED
                (ACN 057 883 333)                       TENANCY:


F)

G)      1.  TERM: Four years

        2.  COMMENCING DATE: 15 December 1999

        3.  TERMINATING DATE: 14 December 2004

        4. With an OPTION TO RENEW for a period of 4 years set out in Clause 16

        5.  With an OPTION TO PURCHASE set out in NIL

        6.  Together with and reserving the RIGHTS set out in ANNEXURE A AND
            SCHEDULE I

        7. Incorporates the provisions set out in ANNEXURE A AND SCHEDULE 1 hereto.

        8. Incorporates the provisions set out in MEMORANDUM filed in the Land Titles Office as No. NIL

        9. I certify that this lease (including any annexure) comprises pages numbered in sequence with this form.

            Full name and position:                     Signature:




                                                            LTO use
                                                            Total pages:
All handwriting must be in        PAGE 1 OF 2               Checked by:
block capitals.



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We certify this dealing correct for the purposes of the Real Property Act 1900.
DATE:


Signed in my presence by the lessor who is personally known to me.


THE COMMON SEAL of MORUBEN NOMINEES PTY                        )
LIMITED (A.C.N.001 923 002) is affixed in accordance with its  )
Constitution in the presence of:                               )

Signature of authorised person:                 Signature of authorised person:


Print Name of authorised person:                Print Name of authorised person:


Office held:                                    Office held:


Signed in my presence by the lessee who is personally known to me.


THE COMMON SEAL of CHIP TECHNOLOGIES                           )
LIMITED (A.C.N.            ) is affixed in accordance with its )
Constitution in the presence of:                               )

Signature of authorised person:                 Signature of authorised person:


Print Name of authorised person:                Print Name of authorised person:


Office held:                                    Office held:


I)  STATUTORY DECLARATION

    I solemnly and sincerely declare in respect of every option to renew or purchase in Lease No. 2458364 that the time for exercise of the option has ended; the lessee under that lease has not exercised the option; and a variation of lease extending the term has not been entered into. I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.

                Made and subscribed at                         in the State
    of                                      on
    in the presence of-


Signature of witness:                           Signature of lessor:

Name of witness:

Address of witness:


Qualification of witness:



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                                       "A"
                              TERMS AND CONDITIONS

1.      INTERPRETATION

        The following expressions shall bear the meanings attributed thereto:-

        1.1. Where there are more than one Lessor and/or Lessee the words "Lessor" and/or "Lessee" shall respectively mean and include all such Lessors and/or Lessees and each of them and each of their executors, administrators and assigns.

        1.2. The word "premises" shall mean the property hereby referred to in the front page thereof with the improvement erected thereon described in ITEM 1 of SCHEDULE 1 hereto. The word "building" shall mean the whole of the property referred to in ITEM 1 of
                SCHEDULE 1 hereto.

        1.3.    "Lessor's works" shall mean the following:-

                1.3.1. Strip out false ceiling and make good roof with corrugated panelling painted white.

                1.3.2. Install air conditioning to the whole of the premises, false ceiling to be fitted in front office to cover air conditioning equipment.

                1.3.3. Install suspended lighting (similar to level 3 in the building) including lighting in front office ceiling and provide sufficient lighting overall for the Lessee's requirements.

                1.3.4. Provide all necessary sprinklers and other fire protection equipment in order to satisfy the regulations and Fire Department requirements.

                1.3.5. Provide all power outlets along perimeter walls (in accordance with specifications provided by the Lessee).

                1.3.6. Provide power requirements to the computer room at premises (in accordance with specifications provided by the Lessee).

                1.3.7. Provide power to all columns and cabling to support in excess of 2 double GPO's at each column (if the Lessee requires the sockets on the columns will be repositioned).

                1.3.8.  Repaint all walls and windows white.

                1.3.9. Buff floorboards of the premises and apply two coats of polish.

                1.3.10. Strip and relacquer all columns

                1.3.11. Refurbish kitchen areas (which will include installation of the hot water service, cupboards, work area, sink, and power points for refrigerator, dishwasher and microwave. Repair/repaint walls and provide suitable floor covering.

                1.3.12. Refurbish toilets (to the same standard as those on
                        Level 3 of the building).

                1.3.13. Refurbish shower facility ensuring the walls around the kitchen/storeroom and toilet areas are to be full height.

                1.3.14. Re-paint foyer

                1.3.15. Repair and repaint lift door.

                1.3.16. Install any panelling or do any work required to cover up services or utilities.



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                                        2

                1.3.17. Ensure power is connected and available to the premises.

                1.3.18. Ensure telephone services (50pr cable) is available for premises.

        1.4. The words importing the singular or plural number shall include the plural and singular number respectively and the words importing the masculine gender shall include feminine or neuter gender.

        1.5. Covenants binding more than one Lessee shall be deemed to bind them and any two or greater number of them jointly and each of them severally.

        1.6. The word "rent" shall mean the amount of rent payable (in respect of the premises) in accordance with ITEM 6 of SCHEDULE 1 hereto as varied from time to time by the provisions of this lease.

        1.7. The word "Review Date" means the dates specified in the ITEM 5 of SCHEDULE 1 hereto.

        1.8.    The word "person" includes corporation.

        1.9. A reference to a party to this lease shall include in the case of a natural person a reference to the personal representative and assigns and in the case of a corporation a reference to its successors and assigns.

        1.10.   The SCHEDULE hereto shall be deemed to form part of the lease.


2.      EXCLUSION OF STATUTORY PROVISIONS

        2.1. The covenants powers and provisions implied in leases by virtue of Sections 84 and 85 of the Conveyancing Act 1919 shall not apply in this lease except in so far as the same or some part or parts thereof are included in the covenants, powers and provisions hereafter set out.


3.      RENTAL AND TERM

        3.1.    Term

                This lease shall be for the term set out in ITEM 3 of SCHEDULE 1 hereto, commencing and terminating on the dates set out in ITEM 2 of SCHEDULE 1 hereto AND BEING a date one day following completion of the Lessor's works together with such rights in common (if any) and subject to such reservation (if any) as specified in SCHEDULE 1 hereto.



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                                        3

        3.2.    Rent

                The Lessee shall pay to the Lessor the rent in the manner set out in ITEM 6 of SCHEDULE 1 hereto for the term herein provided and on and subject to the following covenants, terms, conditions and provisions.

        3.3.    Due Date for Payment of Rent

                The rental payable under this lease shall be payable by calendar month instalments in advance on the first day of each month and every month to the Lessor or to such person, bank, or corporation as the Lessor may from time to time in writing direct without any deductions and abatement whatsoever and whether formally demanded or not.

        3.4. In the event of the term hereof commencing on a day other than the first day of a month the Lessee shall pay to the Lessor in respect of the broken periods prior to the first complete month of the term hereof and subsequent to the last complete month of the term hereof on the first day of each such broken periods a proportionate part of the appropriate monthly payment payable on account of the annual rent.

        3.5.    Review Of Rental

                The rent is to be reviewed on the rent Review Dates stated in
                ITEM 5 of SCHEDULE 1 hereto and according to the methods as stated in ITEM 5 of SCHEDULE 1 and such methods are described as follows:

                3.5.1   CONSUMER PRICE INDEX (CPI)

                        If rent is to be reviewed according to the CPI, then the rent will be reviewed according to the following formula:

                                       Rent = R x CP2
                                                CP1

                        "R" is the rent immediately preceding the rent payable by the Lessee for the Lease Year ending on the day immediately preceding the relevant Review Date.

                        "CP2" is the Consumer Price Index - All Groups - Sydney as published by the Australian Bureau of Census and Statistics on the relevant Review Date or (if not published on that day) last published before that date; and

                        "CP1" is the Consumer Price index - All Groups - Sydney as published by the Australian Bureau of Census and Statistics on the previous Review Date (and in the case of the first review, the Commencement date of the said term) or (if not published on that day) last published before that date.



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                                        4

                        IN THE EVENT there is any suspension or discontinuance of the Consumer Price Index at a rent to be mutually agreed upon between the Lessor and the Lessee and in default of agreement the rent to be determined by method known as the Current Market Rent and described below.

                3.5.2.  CURRENT MARKET RENT

                        If the rent is to be reviewed according to the Current Market rent then the following procedures shall apply:-

                        i. Not earlier than three (3) months before or not later than three (3) months following the Review Date the Lessor may notify the Lessee in writing (the "rent review notice") of the Lessor's assessment of the rent having regard to the current market rent at the Review Date and to the directions herein contained and to apply from that particular Review Date.

                        ii. Should the Lessee be unable to agree upon the rent specified in the rent review notice, the Lessee must notify the Lessor in writing within fourteen (14) days from the date of service of the rent review notice (and in which respect time is of the essence) that the Lessee requires review of the rent according to this clause.

                        iii. Unless notice is given by the Lessee within the dispute periods specified herein than the amount stated in the rent review notice shall become the rent reserved by this lease as and from that particular Review Date.

                        iv. The Lessor shall not by reason of its failure to give notice of its assessment of the rent during the periods specified herein in relation to any Review Date forfeit its rights to have the rent reviewed as from any such Review Date (provided that any such review is undertaken prior to the next immediately following Review Date) and the reviewed rent which should have been paid shall date from and be payable from the particular Review Date and any receipt for the payment of rent at a lesser amount due to the Lessor's failure to review during the period specified herein shall not prejudice the Lessor's right to demand payment thereafter of any additional rent payable by the Lessee as a result of such review.

                3.5.3.  Procedure for Non Agreement of Reviewed Rent

                        Should the Lessee disagree with the Lessor's assessment of the rent notified in the Lessor's rent review notice then the following procedure shall apply:



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                                        5

                        i. The Lessee shall within fourteen (14) days of service of the rent review notice (in which respect time is of the essence) or within such further period (if any, and in respect of which time shall be of the essence) as the Lessor may in its absolute discretion determine by written notice to the Lessee (the "disputed period") give written notice to the Lessor (the "dispute notice") that the Lessee disputes the rent assessed by the Lessor.

                        ii. A valuer nominated by either party under this clause shall be a full member of not less than five (5) years standing of the Australian Institute of Valuers and shall be the holder of a licence to practice as a valuer of the kind of premises under this lease and shall have at least three (3) years of experience in valuing such kind of premises and be active in that market at the time of his appointment.

                        iii. Upon receipt of the dispute notice from the Lessee, the Lessor shall request the president of the Australian Institute of Valuers to make an appointment of the independent valuer (being a valuer provided in this clause and as a condition of his acceptance undertakes to hand down his determination of the rent within twenty-one (21) days of his being instructed to proceed with his determination).

                        iv. Should it be necessary for the valuer to determine the rent, his determination shall be final and binding on the parties hereto. In considering his determination the valuer shall have due regard to any evidence submitted by the Lessor and Lessee as to their assessment of the rent and the valuer shall give his determination and the reason therefor in writing to the Lessor and Lessee.

                3.5.4.  Provisions for Fixing Current Market Rent

                        i. If the procedure referred to above is followed, the costs of valuation shall be borne equally between the Lessor and the Lessee

                        ii. A valuer determining the current market rent shall do on:

                                -       on the basis of a willing but not
                                        anxious Lessor and a willing and not
                                        anxious Lessee.

                                -       taking no account of any goodwill
                                        attributable to any business carried on
                                        by the Lessee in the premises or the
                                        value of the Lessee's goods

                                -       having regard to the terms and
                                        conditions of this lease and in
                                        particular (without limiting the
                                        generality of the foregoing) the period
                                        of time to the next current market



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                                        6

                                        rent determination

                                - disregarding any deleterious condition of the premises which results from any breach of this lease by the Lessee;

                                - on the assumption that all covenants of the Lessee and the Lessor in this lease have been performed,

                                -       having regard to such other matters
                                        which are normal valuation
                                        considerations for such a determination.

                        iii. Any valuer making a determination shall act as an expert and not as an arbitrator and his determination shall be final

                        iv.     Any acceptance of rent on or after a
                                determination date shall not prejudice the Lessor's rights to demand a payment of any additional rent becoming payable following fixing of the current market rent


4.      OUTGOINGS

        4.1. The Lessee will pay in addition to the rental payable outgoings for the property in accordance with ITEM 11 of SCHEDULE 1 hereto.

        4.2. Such amounts shall be notified by the Lessor to the Lessee within one month of each Review Date in each year and shall be paid by the Lessee to the Lessor within one (1) month of written notification.

        4.3. For the purposes of this clause, "outgoings" means the following:

                4.3.1. All rates and taxes (including land tax on a single holding), charges, assessments, duties and fees of any public municipal, governmental or semi-governmental body authority or department levied, assessed or charged in respect of the building and/or the said land.

                4.3.2. All insurance premiums payable by the Lessor in respect of the building and the fittings and fixtures of the Lessor therein in their full insurable reinstatement value against fire, flood, lightning, storm and tempest and the Lessor against other risk (referable to the building or the Lessor in relation to the Lessor's ownership or interest in the building) as the Lessor may reasonably deem necessary or desirable including other risks as any head Lessor of the Lessor may request in respect of the building.

                4.3.3. The cost of all metered services supplied to the building (not including those metered services for the premises) including but without limiting the generality of the foregoing, all charges for trade waste, licence fees, electricity, oil, telephone, sewerage, water services, garbage services and trade waste commercial quality charges



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                                        7

                4.3.4. The costs of services provided by the Lessor for tenants and other occupants in the building and visitors to the building being those costs for cleaning common areas, telephone lift/fire line, lift maintenance, pest control and security.

5.      DAMAGE OR DESTRUCTION OF PREMISES AND BUILDING

        5.1. If during the term the premises shall be destroyed or damaged by any cause whatsoever so as to render the whole or any part or parts of the premises inaccessible or unfit for use and occupation, the following provisions shall apply:-

                5.1.1. Where such destruction or damage is such as to render the repair or reconstruction of the premises impractical in the opinion of the Lessor (such opinion to be reasonably formed)

                        i. subject to clause 5(a)(ii), the Lessor shall within a reasonable time after the occurrence of such destruction or damage give notice in writing to the Lessee of the Lessor's decision not to effect repair or reconstruction and upon giving such notice this lease shall be determined without compensation to the Lessee and without prejudice to the rights of either the Lessor or the Lessee in respect of any antecedent claim or matter under this lease and without prejudice to the rights of the Lessor in respect of any act or omission of the Lessee, his servants or agents related to such destruction or damage.

                        ii. if the occurrence of such destruction or damage has been wholly or partly caused by any act or omission of the Lessee his servants or agents and the Lessor's insurance in relation to such destruction or damage has thereby been vitiated, the Lessor shall not be obliged to give notice referred to in the above clause notwithstanding that the Lessor may have decided not to effect repair or reconstruction.

                5.1.2. Where the Lessor does not give notice in accordance with aforementioned clause and where the occurrence of such destruction or damage has not been wholly caused by the act or omission of the Lessee his servant or agents and the Lessor's insurance in relation to such destruction or damage has not been vitiated, the Lessor shall effect repair or reconstruction as the case requires in a proper and workmanlike manner and with reasonable expedition.

                5.1.3. Where the occurrence of such destruction or damage has not been wholly caused by any act or omission of the Lessee, his servants or agents and the Lessor's insurance in relation to such destruction or damage has



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                                        8

                        not been vitiated by any such act or omission, then immediately following the occurrence of such destruction or damage the payment of rent and any other periodical payments payable by the Lessee under this lease shall abate as to the whole (where the premises are rendered inaccessible or wholly unfit for use or occupation by the Lessee) or as to a proportion (where the premises are rendered partly unfit for occupation or use by the Lessee) according to the extent and nature of such destruction or damage and the effect thereof upon the Lessee's use or occupation of the premises for the period during which the premises shall remain inaccessible unfit for use and occupation by the Lessee. IN THE EVENT of a difference arising between the Lessor and the Lessee as to the extent, nature or period of such destruction or damage or as to the effect thereof on the Lessee's access, use or occupation of the premises or as to the proper proportion of the rent to be so abated such difference shall be determined by a member of the Australian Institute of Valuers & Land Economists (Inc) (NSW Division) (or its successor) appointed by the President for the time being of the NSW Division of the said Institute (or its successor) and the person so appointed shall in making his determination act as an expert and not as an arbitrator and his determination shall be borne equally by the Lessor and Lessee and, save as aforesaid, the Lessee shall have no claim against, the Lessor for any compensation of any kind whatsoever in respect of any such destruction or damage.


6.      TAKING OF PREMISES FOR PUBLIC PURPOSES

        6.1. If the building or premises is taken for any public purpose, the Lessee shall have no claim against the Lessor by reason of such taking.


7.      USE OF THE PREMISES

        7.1.    Permitted Use

                Not without the prior written consent of the Lessor, the Lessee shall not use or permit to be used the whole or part of the premise other than as set out in ITEM 7 of SCHEDULE 1 hereto

        7.2. Save as expressly permitted and set forth in ITEM 7 of SCHEDULE 1 hereto not to carry on or permit to be carried on upon the premises or any part thereof any noisy, hazardous or offensive business trade or occupation nor create or permit any nuisance thereon or in or upon any part of the premises nor do nor suffer to be done any act matter or thing which shall or may be an annoyance inconvenience or disturbance to the occupiers or owners of adjoining lands or premises or the neighbourhood nor use nor allow the premises or any part thereof to be used for any purpose of an illegal or improper nature or injurious to the reputation of the parties hereto or the said building



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                                        9

        7.3. The Lessee shall be responsible at the cost and expense of the Lessee for the usage of the premises in complying with any Act or Acts now or at anytime during the term of this lease as are in force in New South Wales and/or the Commonwealth and all ordinances, regulations, orders, fines or notices of any person or body having jurisdiction or authority in respect of the premises or the use thereof where such provision or obligation relates to or arises out of the use to which the premises are put by the Lessee or the manner in which the Lessee uses or occupies the premises.


8.      COVENANTS OF THE LESSEE ALTERATIONS, REPAIRS, MAINTENANCE ETC.

        The Lessee covenants as follows:

        8.1.    Alterations

                8.1.1. The Lessee shall not paint, drill, cut, injure or deface any of the walls or partitions of the premises or any of the Lessor's fixtures, fittings, chattels and effects and not to make or permit to be made any alterations or additions whatsoever in or to the premises or any part thereof WITHOUT the written consent of the Lessor and then only at the Lessee's own cost and expense and in accordance with plans and specifications previously approved in writing by the Lessor or a representative of the Lessor. Such consent shall not be unreasonably withheld but it shall be a condition of such consent that the Lessee obtain and comply with any necessary permits, regulations or orders from any authority. In the event of any structural alterations involving removal of walls or windows that the Lessee shall if required on the determination of the tenancy restore the premises to their original condition. The Lessee shall also be liable to make good any damage done to any part of the premises or adjacent premises occasioned by any alterations so made;

                8.1.2. Any such work that is approved shall be carried out in a proper and workmanlike manner and in accordance with the requirements of any local government or other authority having jurisdiction or control in respect of such work and in carrying out such work the Lessee shall ensure that a minimum amount of disturbance an inconvenience is caused to any occupier, tenant or owner of nearby premises

        8.2.    Exterior Advertising:

                The Lessee shall not paint on or affix any such sign or advertisement without first obtaining the consent of the Lessor, such consent not to be unreasonably withheld. On the expiration or sooner determination of the term hereby granted, the Lessee must fully remove and/or completely delete all lettering and any other



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                                       10

                distinctive marks or signs put by or for the benefit of the Lessee in any part of the premises and from all other parts of the said building and to reinstate the premises and all damage or injury as may unavoidably be done and in default to pay to the Lessor such costs as may be reasonably incurred to restore the premises and such other parts of the said building to the original condition;

        8.3.    Replace Broken Windows and Glass

                To replace all windows and other glass in the premises which may be broken from any cause whatsoever during the said term with glass of the same quality as that which may be broken and to make good all loss and damage to the premises sustained as a result of burglary or attempted burglary on the premises;

        8.4.    Cleanliness of premises and building

                To keep the interior glass windows and the interior of the premises at all times cleaned in a proper and workmanlike manner and to keep all waste matter and rubbish in bins and to keep the premises and appurtenances thereto clean and free of all rubbish, rodents, vermin and pests;

        8.5.    Animals

                Not to keep any animals or birds on the premises.

        8.6.    Overloading of floors

                Not to bring upon the premises any heavy machinery, equipment, safe or other heavy material not reasonably necessary or proper for the conduct of the Lessee's use of the premises as herein provided and in no event shall such machinery plant equipment or safe be of such size or nature power or weight as to cause or in the reasonable opinion of the Lessor be likely to cause any structural or other damage to the floor, walls or other parts of the premises and building. the Lessee must inform the Lessor before bringing in such machinery plant equipment or safe of such intention and then to install the same in such location as the Lessor shall direct. The Lessee shall make good at the cost and expense of the Lessee any damage to the building by the installation and removal of such machinery plant equipment or safe in and from the premises;

        8.7.    Repair and Repainting

                The Lessee shall during the term keep the premises in good and substantial repair and at the expiration or sooner determination of the term shall peaceably surrender and yield up the premises to the Lessor in good and substantial repair (having regard to the condition of the premises at the commencement of the term), reasonable wear and tear and damage by fire, lightning, flood, storm, tempest or explosion only excepted. The Lessee shall also (without limiting the generality of the foregoing) during the last year of this lease or the last year of



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                                       11

                any Renewed Lease howsoever terminating at his own expense and in a proper and workmanlike manner with materials and to a specification to be approved by the Lessor in writing (such approval not to be unreasonably withheld) paint such parts of the premises as were painted at the commencement of the term.

        8.8.    Enter and View

                8.8.1. The Lessor (and power is hereby given accordingly ) its servants or agents upon giving the Lessee reasonable notice may enter upon the premises to examine and view the state and condition thereof the premises for any defects, wants, state of repair for which the Lessee is liable hereunder and may by notice in writing serve on the Lessee requiring the Lessee to repair or make good any such defects, wants, repair and/or breach(s) of covenants.

                8.8.2. The Lessee shall repair and make good the premises under such notice in accordance with the time stipulated and that in default of the Lessee making good the premises under the notice, it shall be lawful but not obligatory on the Lessor (without prejudice to the right of re-entry hereinafter contained and without prejudice to any other of the powers or remedies herein contained or implied) after having reasonable notice to enter upon the premises with servants workmen and appliances and to make good such defects and wants or repair and comply with such covenants so broken as aforesaid at the expense of the Lessee in all respects and to recover all moneys expended for such purposes or any of them as if the same had been rent in arrears reserved by this lease or money paid by the Lessor at the request of and on behalf of the Lessee.

        8.9.    Enter and Repair

                The Lessor or his servant or agents may at all reasonable times and with reasonable notice during the term and with all necessary materials and appliances enter the premises for the purpose of carrying out any alterations or repairs for which the Lessee may not be liable under this lease or being liable shall neglect to do or which the Lessor is of the opinion necessary or desirable to do or for the purpose of complying with any legislation affecting the building or the premises or with any notice served by any authority whatsoever having jurisdiction over in respect of the building or premises involving the carrying out of cleansing, alterations, repairs or work or for the purpose of exercising the powers and authorities of the Lessor under this lease PROVIDED THAT such cleansing, alterations, repairs or work shall be carried out without disturbance unnecessary interference with the occupation and use of the premises by the Lessee.

        8.10.   Cost of Repairs

                The Lessee shall (to the extent to which the Lessee may be liable in respect thereof under the terms of this lease) pay to the Lessor on demand all moneys expended by the Lessor in making and executing any such cleansing, alterations, repairs or work as referred to in this lease and in default of such payment by the Lessee, the same shall be recoverable as rent in arrears.

        8.11.   Notice of damage

                The Lessee must give notice to the Lessor promptly of all structural imperfections and/or damage which may appear in the premises.

        8.12.   Compliance with Statutes etc

                8.12.1. To duly comply at the Lessee's own expense with the provisions of the Local Government Act or any statutory re-enactment modification or amendment of any regulation issued thereunder and any Commonwealth or State enactment or regulations notices directions orders requirements or demands of any Government Municipal or other authority and Fire Brigades Board affecting the premises and to keep the Lessor indemnified in respect of any breach thereof PROVIDED ALWAYS that the Lessee shall not be required hereby to perform or carry out structural work unless the same be required by reason of the number persons using the premises or the nature of the business carried on in the premises and which would not be required were the premises put to other uses.

                8.12.2. The Lessee must obtain the consent of any planning authority which may be required for the Lessee to carry on its business in the premises and the failure of the Lessee to obtain any such consent shall not relieve the Lessee of its obligation to pay rent and otherwise to observe and fulfil its obligations hereunder.

        8.13.   Pests

                The Lessee shall take all reasonable precautions to keep the premises free from rodents, vermin, insects and the like and in the event of his failure to do so, the Lessor, at the cost of the Lessee employ pest exterminators to eradicate the same and such cost shall be recoverable as rent in arrears.

        8.14.   Misuse of services

                To indemnify and keep the Lessor indemnified from all loss and damage to the premises or any part thereof caused by the negligent use or mis-use waste or abuse by the Lessee or his servants agents invitees or licensees of the gas, electricity, water, sanitary or other apparatus now installed in or serving or which may be hereafter installed and serve the demised premises or any part of the said building and to give to the Lessor prompt notice of any accidents to or defects in the pipes wiring or fittings thereof.

        8.15.   Appurtenances

                From time to time throughout the said term, at the Lessee's own cost and expense without being thereinto specifically requested to repair maintain and keep the premises and all additions thereto including all gas electricity water sanitary or other apparatus now installed in or serving or which may hereafter be installed AND keep the same cleaned and in good substantial order and condition AND to pay the cost of all cleaning relative thereto caused by any stoppage and to make all necessary repairs renovations and amendments to the premises when where and as often as the same shall be requisite by fair wear and tear, Act of God and accidental fire always excepted and the premises and things so repaired cleaned maintained amended and kept at the end or sooner determination of the said term to yield up unto the Lessor together with all additions and improvements made by the Lessor thereto in the meantime and with all locks keys and fastenings of the premises complete.

        8.16.   Environmental Legislation

                The Lessee must comply with all provisions of and the requirement made pursuant to any subsequent environmental legislation, regulation or by-law affecting the premises

        8.17.   Legal Costs in Litigious Matters

                The Lessee must pay on demand by the Lessor all legal fees (as between solicitor and client) and disbursements incurred by the Lessor in respect of the Lessor, without fault on its part, being a party to any litigation commenced by or against the Lessee (other than litigation between the Lessor and Lessee) and arising directly or indirectly out of the Lessee's occupancy of the premises

        8.18.   Inclusions

                The Lessee must properly maintain all inclusions in ITEM 8 of
                SCHEDULE 1 hereto

        8.19.   Unpaid Gas, Electricity etc

                The Lessee must pay all gas, electricity or other metered rents in connection therewith and all garbage removal charges AND should the Lessee neglect to pay for same, the Lessor in his absolute discretion may pay for the same and immediately upon paying for the same be entitled to recover the amount from time to time so paid from the Lessee as if such amount were rent in arrears.

        8.20.   Chemicals, Gas and Heating

                Not, without the written consent of the Lessor, to use chemicals, burning fluids, acetylene gas or alcohol in lighting or heating the premises other than in the ordinary course of its business

        8.21.   Auction Sales

                Not to carry on or permit to be carried on or be privy to any sale by auction on the premises or any party thereof

        8.22.   Overloading of Services

                Not to interfere with or overload any electrical mechanical or drainage service forming part of or used in connection with the premises

        8,23.   Misuse of apparatus

                Not to misuse the fire alarm systems and extinguishers the electrical fittings and apparatus or the sinks wash basins, water closets and other water services of or belonging to or used in connection with the premises and not to throw or place in any sweepings tea leaves rubbish bags ashes or other unsuitable substances and to pay for any damage which may result to any such apparatus by misuse thereof.

        8.24.   Replacement of Bulbs etc

                To replace at the Lessee's expense all broken or faulty light bulbs and fluorescent tubes and to condensers in the premises

        8.25.   Source of Light and Power

                Not to use any form of light power or heat other than electrical current or gas supplied through the metered services.

        8.26.   Security

                To cause all exterior doors and windows in the premises to be securely locked and fastened at all times when the premises are not being used and the Lessee authorises the Lessor and its agent from time to time to enter the premises for the purposes of locking any such door or window left unlocked or unfastened

        8.27.   Removal of Lessee's Chattels

                8.27.1. The Lessee may at or prior to the expiration of this lease at the cost and expense of the Lessee take, remove and carry away from the premises all fixtures, fittings, chattels, plant, equipment or other articles upon the premises in the nature of trade or tenant's fixtures brought upon the premises by the Lessee but the Lessee shall in removing such fixtures not damage the premises and shall make good any damage which the Lessee may occasion thereto and shall remove all rubbish and shall leave the premises in a clean state and condition.

                8.27.2. In the event that the Lessee does not remove and carry away any such fixtures, fittings, plant, equipment or other articles at or prior to the determination of this lease, the Lessor may, at the expense of the Lessee, remove and dispose of the same and any such fixtures, fittings, plant, equipment or other articles not so removed by the Lessee by the date of determination of this lease shall become the property of the Lessor.


9.      ASSIGNMENT, UNDERLETTING, ETC.

        9.1. The Lessee shall not at any time or times to mortgage, license, sub-let, assign, transfer, dispose of or otherwise part with the possession of the premises or any part thereof for the whole or any part of the said term or permit or suffer the same to be done PROVIDED THAT the Lessee may assign or transfer the lease of the whole of the premises subject to the Lessee obtaining (on each and every occasion) the prior written consent of the Lessor and such consent to a proposed assignment sub-letting or transfer only and of the whole of the premises only shall not be unreasonably withheld or refused IF:-

                9.1.1. the Lessee gives two (2) weeks notice in writing of his desire to so assign or transfer, AND

                9.1.2. the Lessee shall have duly performed and observed all the covenants conditions and stipulation on the part of the Lessee herein contained AND

                9.1.3. the Lessee proposes to assign or transfer to the transferee who prior to any such assignment or transfer:-

                        i. proves to the satisfaction of the Lessor that he is a respectable, responsible, solvent and suitable person or if the transferee is a company, the Lessee shall provide to the Lessor such financial statements and records of the transferee as the Lessor or the Lessor's solicitor deems appropriate to determine the solvency or otherwise of the transferee, and

                        ii. enters into a covenant with the Lessor in the form required by the Lessor that he will duly perform and keep the covenants and agreements on the Lessee's part herein contained, and

                        iii. if the proposed transferee is a company, furnishes to the Lessor such guarantee or guarantees of the performance of the Lessee's obligations under this lease as the Lessor or the Lessor's solicitor shall require, and

                        iv. the Lessee pays to the Lessor the reasonable cost and disbursements of the Lessor of and incidental to the giving of the consent, and

                        v. the Lessee enters into a deed in the form required by the Lessor under which he releases the Lessor from all claims which the

                                Lessee then has, or may thereafter have against the Lessor under or in any way arising from this lease.

        9.2. Where the Lessee is a corporation (other than a listed public company) any change in the principal shareholding thereof or any change in the principal shareholding of any holding company of the Lessee which alters the effective control of the Lessee shall (for the purposes of this clause) be deemed an assignment of this lease and shall require consent of the Lessor as required under this lease.

10.     COVENANTS BY THE LESSOR:

        The Lessor HEREBY COVENANTS with the Lessee:-

        10.1.   Peace, Quiet and Enjoyment of the Premises

        That upon the Lessee paying the rent payable pursuant to the lease and duly and punctually performing the convents, conditions and stipulation hereinbefore contained in this lease on the part of the Lessee to be observed and performed, and the right of termination or re-entry not having arisen as hereinafter provided, shall and may peaceably and quietly hold and enjoy the premises and the inclusions referred to in
        ITEM 8 of SCHEDULE I hereto during the term hereby granted without any unreasonable disturbance or interruption by the Lessor or any person rightfully claiming under or in trust for the Lessor.

        10.2.   Lessor's Works

        Prior to the Commencement Date of this Lease the Lessor shall perform the Lessor's Works as defined, in a proper and workmanlike manner and with reasonable expedition.

        10.3.   Maintenance

        The Lessor will maintain the building (in particular the entrance foyer area) and the premises in good repair, having regard to the condition of the building and the premises at the Commencement Date of this Lease and subject to fair wear and tear.

11.     INSURANCES

        The Lessee further covenants with the Lessor that

        11.1.   Public Risk Insurance

                The Lessee shall at its own risk and cost effect and at all times keep in full force a policy of Public Risk insurance with respect to the premises of the business carried on in the premises in which limits that Public Risk shall not be less than $10,000,000.00 as the amount payable arising out of any one single accident or event. The policy shall name the Lessor, as owner and any person designated by the Lessor as mortgagee or otherwise, and the Lessee as tenant. The Lessee shall deliver to the Lessor on demand, a copy of the policy and a current certificate of insurance.

        11.2.   Fixtures, Stock and Plate Glass

                The Lessee shall, where relevant, effect and at all times during the term maintain the following policies of insurance in the name of the Lessee noting the interest of the Lessor:-

                11.2.1. in respect of all the Lessee's fixtures and fittings materials and goods other than stock-in-trade (whether owned or leased or hired by the Lessee) for their full replacement value a reinstatement and replacement policy against fire and extraneous risks including storm tempest, rain water and other water damage, flood, riots, strikes, malicious damage, concussion, explosion, impact by vehicles or aircraft and including (where applicable) extra cost insurance with a reasonable sum for the removal of debris and against such other risks as may from time to time be agreed upon.

                11.2.2. in respect of stock-in-trade for the current value a fire policy against the same risks as aforementioned.

                11.2.3. in respect of plate glass windows, doors and showcases for their full replacement value against the risk of breakage and damage and the Lessee shall pay all premiums and stamp duty in respect of and for the renewal of the said policies as they fall due and as often as any of the property insured under any such policy shall be destroyed or damaged, the Lessee shall at his own expense, expeditiously repair or replace (as shall be appropriate) such property to the satisfaction of the Lessor (who shall act reasonable in this regard) and the proceeds which shall be recovered or received for or in respect of such insurance shall be paid out and expended in repairing or replacing (as shall be appropriate) such property as shall be destroyed or damaged

        11.3.   Lessee Not to Void Insurance

                11.3.1. The policies referred to in this clause shall contain a provision that the insured shall not cancel or change the insurance without giving to the Lessor ten (10) days prior written notice.

                11.3.2. The Lessee will not to do or permit or suffer to be done any act matter or thing whereby the insurance in respect of the premises or of the building of which it forms part may be vitiated or rendered void or voidable or

                        (except with the prior approval in writing of the Lessor) whereby the premium on any such insurance shall be liable to be increased. The Lessee shall pay all extra premiums if any required on account of extra risk caused by the use to which the premises are put by the Lessee or by bringing or keeping on the premises any material or substance;

        11.4.   Insurance Company

                All policies of insurance liable or required to be effected by the Lessee whether in respect of the property or risk either of the Lessor or Lessee shall be taken out with an insurance company approved by the Lessor which approval shall not be unreasonably withheld

        11.5.   Production of Policies

                The Lessee shall in respect of any policy of insurance to be effected by the Lessee if required by the Lessor forthwith produce to the Lessor any such policy of insurance and the receipt for the last premium


12.     INDEMNITIES

        12.1. The Lessor shall not be liable or in any way responsible to the Lessee or to any licensee or to any other person for injury, loss or damage which may be suffered or sustained to any property or by any person on the premises howsoever occurring except any injury, loss or damage suffered as a result of any negligent act or omission of the Lessor PROVIDED HOWEVER that notwithstanding anything hereinbefore contained, the Lessor shall not be liable for any damage to stock, goods, furniture or effects of the Lessee or any licensee or any other person arising from the overflow of water, sewerage or any other matter which may leak on to or issue from any part of the premises or from any part of the property of the Lessor.

        12.2. The Lessee agrees to occupy and use the premises at the risk of the Lessee and, in the absence of any negligence on the part of the Lessor, the Lessor shall not in any circumstances be liable to the Lessee for any loss or damage suffered by the Lessee for any malfunction, disconnection, failure to function or interruption of or to the water, gas or electricity services, air conditioning equipment, fire equipment or blockage of any sewers, wastes, drains, gutters, downpipes or stormwater drain for any cause whatsoever or any other interference with or interruption of any services that may now or hereinafter be available in respect of the premises.

        12.3. The Lessee shall indemnify and hold indemnified the Lessor from and against all actions, claims, demands, damages, cost and expenses which the Lessor may sustain or incur or for which the Lessor may become liable whether during or after the term in respect of the use of the premises by the Lessee or any servant, agent, sub-tenant, licensee (or other person claiming through or under the Lessee) whilst the Lessee is in possession of the premises.

13.     DEFAULT, TERMINATION, ETC

        13.1.   Re-entry by Lessor

                In the case that:

                13.1.1. rent or outgoings remain in arrears and unpaid for the fourteen (14) days next after the due date as detailed in ITEM 6 of SCHEDULE I hereto (whether demanded or not)

                13.1.2. the Lessee sublets or assigns the premises without the consent of the Lessor

                13.1.3. the Lessee neglects and breaches the covenants contained in the clause in relation to the use of the premise

                13.1.4. the Lessee fails to make good within time any repairs or alterations properly required by the Lessor specified under notice

                13.1.5. the Lessee being an individual becomes bankrupt

                13.1.6. the Lessee being a company is declared insolvent or enters voluntary liquidation or placed in receivership or under official management.

                then and in any of the said cases the Lessor may, if it so elects, immediately or later and without notice or demand re-enter the premises or any part thereof and thereby determine the estate and interest therein of and expel and remove the effects of the Lessee and those claiming under the Lessee without being guilty of any manner of trespass and thereupon this lease shall determine and cease and to this end all terms in relation to breaches under this clause are essential.

        13.2.   No Consent or Waivers

                In respect of the Lessee's obligation to pay rent, the acceptance by the Lessor of arrears or of any late payment of rent or of part payment of rent shall not constitute a waiver of the essentiality of the Lessee's obligation to pay rent in respect of those arrears or of the late payments or in respect of the Lessee's obligation to pay rent during the term.

        13.3.   Lessor Entitlement to Compensation/Damages

                13.3.1. The Lessee covenants to compensate the Lessor in respect of any breach of an essential term of this lease and the Lessor is entitled to recover damages from the Lessee in respect of such breaches. The Lessor's entitlement under this clause is in addition to any other remedy or entitlement to which the Lessor is entitled (including to terminate the lease)

                13.3.2. In the event that the Lessee's conduct (whether act or omissions) constitutes a repudiation of this lease (or of the Lessee's obligation under this lease) or constitutes a breach of any lease covenants, the Lessee covenants to compensate the Lessor for the loss or damage suffered by reason of the repudiation or breach

                13.3.3. The Lessor's entitlement to recover damages shall not be affected or limited by any of the following:

                        i. If the Lessee shall abandon or vacate the premises

                        ii. If the Lessor shall elect to re-enter or terminate the lease

                        iii.    If the Lessor shall accept the Lessee's
                                repudiation

                        iv. If the parties conduct shall constitute a surrender by the operation of law

                13.3.4. The Lessor shall be entitled to institute legal
                        proceedings claiming damages against the Lessee in respect of the entire term of the lease including the period before and after any abandonment or vacation of the premises, any re-entry or termination, any repudiation or acceptance of repudiation or surrender by operation of law, whether the proceedings are instituted either before or after any abandonment or vacation of the premises, any re-entry or termination, any repudiation or acceptance of repudiation or surrender by operation of law.

        13.4.   Remedy of Default by the Lessor

                Where the Lessee has failed to comply with a Notice to remedy a default the Lessor may without prejudicing any rights that may accrue under this lease, but shall not be obliged to, remedy at any time without notice any default by the Lessee under this lease and whenever the Lessor so elects all costs and disbursements incurred by the Lessor (including legal costs and expenses) in remedying a default shall constitute a liquidated debt and shall be paid by the Lessee to the Lessor on demand

        13.5.   Interest on Monies Overdue

                Without prejudice to any rights powers or remedies otherwise by this lease conferred on the Lessor to pay to the Lessor interest at the then Westpac Corporation Bank Bill rate plus 2% per annum, calculated on a daily basis, on any moneys due and payable by the Lessee to the Lessor on any account whatsoever pursuant to the provisions of this lease but unpaid from the due date for payment. Such interest is to be calculated from the due date for payment of the moneys in respect of which interest is chargeable in accordance with the provisions of this lease until the moneys have been paid in full and shall be recoverable as rent in arrears.

        13.6.   Lessor's election for monthly tenancy upon default

                13.6.1. Where the Lessee continues to be in default according to this lease after having been given reasonable notice to remedy such default, the Lessor may (without prejudicing any of its rights against the Lessee that may accrue under this lease), with notice in writing elect for this lease to become a monthly tenancy. Such tenancy shall be subject to the covenants, terms and conditions hereof as a monthly tenant at a monthly rental equal to one (1) month's proportion of the annual rent payable immediately prior to the expiration of this lease.

                13.6.2. If the Lessor makes an election under this sub-clause, the monthly tenancy is determinable at the will of the Lessor by one (1) month's notice in writing to the Lessee other expiring on any day of the week.

        13.7.   Lessor to Mitigate Damages

                13.7.1. In the event of the Lessee vacating the premises,
                        whether with or without the Lessor's consent, the Lessor shall be obliged to take reasonable steps to mitigate the damages and to endeavour to lease the premises at a reasonable rent and on reasonable terms.

                13.7.2. The Lessor's entitlement to damages shall be assessed on the basis that the Lessor should have observed the obligation to mitigate damages contained in this sub-clause.

                13.7.3. The Lessor's conduct taken pursuance of the duty to mitigate damages shall not by itself constitute acceptance of the Lessee's breach or repudiation or a surrender by operation of law.


14.     SECURITY DEPOSIT

        14.1.   The Lessee must pay to the Lessor the amounts referred to in
                ITEM 10 of SCHEDULE 1 hereto by way of a Bank Guarantee

        14.2. If the rent is increased, the Lessee must ensure that the amount guaranteed is increased to be equivalent to the percentage increase in the rent.

        14.3. The Bank Guarantee is required as security for the payment by the Lessee of the rent, Outgoings and any other money due from time to time by the Lessee to the Lessor, under and pursuant to or incidental to any one or more of the covenants, terms and conditions of this lease and for the due and punctual observance and performance of all the covenants, terms and conditions on the Lessee's part in this lease to be observed and performed.

        14.4.   The Bank Guarantee will be held by the Lessor.

        14.5. If any money is over due and unpaid, the Lessor may in its discretion call upon, appropriate and apply the whole or any proportion of the Bank Guarantee to the payment of such overdue and unpaid monies.

        14.6. If at any time the Lessee fails to duly and punctually observe and perform any of its covenants, terms and conditions of this lease, the Lessor may in its absolute discretion appropriate and apply so much of the Bank Guarantee as may be necessary in the opinion of the Lessor to compensate the Lessor for any loss and/or damages sustained or suffered by the Lessor by reason of any such default or breach.

        14.7. Any such appropriation by the Lessor of the Bank Guarantee or part thereof shall not be deemed and shall not operate to waive any default or breach by the Lessee.

        14.8. If the Bank Guarantee is appropriated by the Lessor, then the Lessee shall forthwith upon demand by the Lessor pay to the Lessor the amount of the sum so appropriated.

        14.9. The Lessor must account to the Lessee for the Bank Guarantee upon the later of the Lessee vacating the premises or the covenants, terms and conditions of this lease no longer applying to the Lessee and so much of the Bank Guarantee which has then not been appropriated by the Lessor shall be refunded to the Lessee.


15.     MISCELLANEOUS PROVISIONS:

        15.1.   No premium upon granting lease

                It is mutually agreed and declared that no premium or other consideration has been paid or is payable by the Lessee to the Lessor in the consideration of the granting of this lease.

        15.2.   Costs of Lease

                The Lessee shall pay all legal costs, stamp duties, charges, expenses and payments which may be incurred or made by the Lessor in relation to the application by the Lessee for consent to an assignment or sub-letting of this lease or in the exercise or enforcement or attempted exercise or enforcement of any power right or remedy conferred upon the Lessor by this lease or which the Lessor may in any way incur owing to default in payment of any money herein reserved or the breach of any covenant or condition herein contained or implied.

        15.3.   Inspection by Prospective Lessees

                If the option to renew contained in Clause 16 is not exercised the Lessee shall at all reasonable times permit the Lessor or the Lessor's agents during the three (3) months immediately preceding the determination of the said term to affix and retain without interference upon any part of the premises a notice for re-letting the same and to permit persons in the company of the Lessor or the Lessor's agents at reasonable times of the day to view the premises.

        15.4.   Notices

                15.4.1. Any notice or other document or writing served or given by the Lessor under this lease shall be valid and effectual if served or given under the hand of the Lessor (being an individual) or under the common seal of the Lessor or under the hand of any director or attorney or manager or secretary for the time being of the Lessor (being a company).

                15.4.2. Without prejudice to any other means of giving notice, any notice or other document required to be served may be served upon the Lessee by mailing the same in a properly stamped envelope addressed to the Lessee at the premises or by leaving the same at the premises and any such notice or other document or writing shall when given by post be deemed to have been served at the time when the same would normally be delivered in the ordinary course of the post.

        15.5.   Holding Over

                Should the Lessee continue to occupy the premises beyond the expiration of the term of this lease with the consent of the Lessor, it shall do so on and subject to the covenants, terms and conditions hereof as a monthly tenant only at a monthly rental equal to one (1) month's proportion of the annual rent payable immediately prior to the expiration of this lease or such further lease (as the case may be) payable monthly in advance such tenancy being determinable at the will of either the Lessor or the Lessee by one (1) month's notice in writing to the other expiring on any day of the week.

        15.6.   Alteration to the Building

                The Lessor has the right from time to time improve, extend, add or to reduce the building in any manner whatsoever or deal with the building PROVIDED THAT in exercising such right the Lessor will not unreasonably detrimentally effect the Lessee's use of the premise or access to the building without the Lessee's consent AND THAT if the Lessor observes its obligations under this clause, the Lessee will have no claim for compensation, damages nor have an abatement of rent AND the Lessee consents hereto to registration of any Plan of Consolidation, Subdivision and/or Strata PROVIDED THAT the floor space of the premises demised hereto and/or any exclusive uses enjoyed under this Lease by the Lessee is not effected by any such plan of Consolidation, Subdivision and/or Strata.

        15.7.   Lessor not Incur Liability for Overflow of Water Supply Or
                Rainwater

                Notwithstanding any other provision of this Lease that the Lessor shall not incur any liability for damage caused by the overflow of water supply or rain water or other substances which may leak into issue or flow into the premises from any part thereof or from the building of which they form part or from any adjoining building or from the pipes or drainage, fire sprinkling, electrical works or for damage caused by defective fire sprinkling, electrical, gas or sewerage installations or structural defects or otherwise whether the same shall occur by reason of the carelessness or negligence of the Lessor or of any servant or agent of the Lessor or otherwise.

        15.8.   Lifts, Escalators, Airconditioning etc

                That should any lifts, escalators, air conditioning equipment, fire sprinkling systems or any other gas, electricity or water supply installations or sanitary systems in the premises fail to function from any cause whatsoever except where due to the clear fault of the Lessor or should the Lessor be compelled to shut off or remove from the building any of the said installations or services, the Lessee shall not by reason of such happening or action be entitled to determine this lease nor shall the Lessee have any right of action or claim for compensation or damages against the Lessor in respect thereof.

        15.9.   Trade Practices Act

                It is hereby agreed by and between the parties hereto that these presents or any instrument incorporating the same or collateral thereto and all the provisions hereof are to be read and construed subject to the provisions of the Trade Practices Act, 1974 and to the extent (if any) that any such provisions or any part thereof would but for this clause be wholly or in Part void or illegal or would have an operation or effect which would render any other provision hereof or these presents wholly or in part void or illegal or unenforceable such provisions or such part thereof shall constitute no part of these presents and these presents shall be read and construed as if the same had never been inserted herein.

        15.10.  No Representations or Warranties

                The terms and conditions set out in this lease contain the entire agreement between the parties and the notwithstanding any negotiations or discussions prior to the execution hereof. The Lessee acknowledges that he was not induced to enter this lease by any representation verbal or otherwise made by the Lessor other than as set out in this agreement

        15.11.  Representation as to suitability of business

                The parties acknowledge that the Lessor does not represent that the premises or building of which the same form part are suitable for the business of the Lessee whether referred to herein or otherwise

        15.12.  Lessor not in default in some circumstances

                Notwithstanding anything hereinbefore contained or implied to the contrary, the Lessor shall not be deemed in default of the observance and/or performance of its obligations under this lease unless the Lessee gives notice to the Lessor of such default within a reasonable time thereafter to take proper steps to rectify such default.

        15.13.  Emergencies

                Notwithstanding any other provision of this Lease in the event of an emergency or service malfunction the Lessee, after having notified the Lessor, may contact the relevant service provided as set out in ITEM 12 of SCHEDULE 1 to arrange for the urgent repairs of any lifts, escalators, air conditioning equipment, fire sprinkling systems or any other gas, electricity or water supply installations or sanitary systems.

16.     OPTION OF RENEWAL

        16.1. The Lessee if it so desires, may take a renewed lease of the premises for a further term as specified in ITEM 4 of SCHEDULE 1 hereto from the expiration of the term of this lease only if:

                16.1.1. the Lessee serves on the Lessor notice in writing
                        (herein named "the renewal notice") not less than three
                        (3) calendar months before the end of this lease of its intentions to exercise this option, and

                16.1.2. there is at the time of service of the renewal notice no outstanding rent or outgoings and shall in the meantime duly and punctually pay the rent reserved by this lease at the times herein appointed for the payment thereof, and

                16.1.3. at the time of the service of the renewal notice the
                        Lessee is not in breach of any obligation, condition or clause of this lease which have not been remedied in accordance with the terms and conditions set out by this lease or if in breach thereof such breaches have been remedied and shall duly perform and observe the covenants and agreements by and on the part of the Lessee contained in this lease up to the expiration of the term of this lease.

        16.2. If this option has been duly exercised, the Lessor will at the cost of the Lessee demise to the Lessee the said premises hereby for a further term as specified in ITEM 4 of SCHEDULE 1 hereto from the expiration of the term hereby granted AND the renewed lease shall be on the same terms and conditions as this lease except this clause shall be omitted and the clause in relation to rent and the commencement and termination dates.


17.     GUARANTEE

        17.1.   Guarantee of Guarantor

                The Guarantor named in ITEM 9 of SCHEDULE 1 hereto hereby guarantees to the Lessor all monies due and owing according to the terms of this lease and the due performance and observance by the Lessee of all the covenants, terms and provisions contained or implied in this lease and on the part of the Lessee to perform and observe.

        17.2.   Circumstance where the Lessor's Rights Not to be Affected

                The rights remedies of the Lessor and the liability of the Guarantor pursuant to this lease shall not be affected by any one or more of the following, all of which the guarantor approves:

                i. The granting of any credit, forbearance or concession by the Lessor to the Lessee or the guarantor

                ii. Any variation of this lease or any extended or renewed lease

                iii. Any extension or renewal of this lease or any holding over after the term or other continued occupation of the premises by the Lessee

                iv. Any compromise, release, discharge, abandonment, waiver or variation of any security held by the Lessor or right of the Lessor against the Lessee.

                v. Any assignment of the lease or sublease of the premises or any part thereof

                vi. Any determination of the lease (whether by affluxion of time, reentry, forfeiture, surrender or otherwise)

                vii. Where the Lessee is a person - Any death or disability, bankruptcy deed of arrangement, assignment or composition for the benefit of creditors affecting the Lessee or the guarantor.

                viii. Where the Lessee is a company - Any winding-up, scheme of arrangement or the appointment of a receiver and manager or official management affecting the Lessee or any guarantor

                ix. Where the guarantor is more than one - the fact that one or more of the persons named herein as guarantor never executes this lease as guarantor or that the execution of this lease by one or more of such person (other than the person sough to be made liable hereunder) is or may become unenforceable, void or voidable.

                x. Where the guarantor is more than one then each guarantor is jointly and severally liable to monies hereby agreed to be paid and the due performance and observance by the Lessee of all the covenants, terms and provisions contained or implied in this lease and on the part of the Lessee to perform and observe

        17.3.   Agreement by Guarantor as to Statutory Avoidance

                Any payment made to the Lessor and later avoided by any statutory provision will be deemed not to have discharged the guarantor's liability and in any such event the Lessor, the Lessee and the guarantor will be restored to the rights which each respectively would have had if the payment had not been made.

        17.4.   Disclaimer

                If there should be any disclaimer of this lease by a liquidator of the Lessee, the guarantor's guarantee shall stand for the residue of the term which would have remained if there had been no disclaimer

        17.5.   Guarantor not to Claim in Liquidation

                The guarantor shall not claim in any liquidation, composition, arrangement or assignment affecting the Lessee until the Lessor has received one hundred (100) cents in the dollar in respect of the moneys due, owing and payable by the Lessee or the Lessor.


18.     DISPUTES

        18.1.   Dispute

                If a dispute arises out of or relates to this lease (including any dispute as to the meaning, performance, validity, subject matter, breach or termination of the lease or as to any claim in tort, in equity or pursuant to any statute) (herein called "Dispute"), any court or arbitration proceedings shall not be commenced by or against the Lessor, Lessee, their successors or assigns, any guarantor, mortgagee, or other party bound by this lease, relating to the Dispute ("the parties") unless the parties have complied with this clause, except where a party seeks interlocutory relief.

        18.2.   Notice of Dispute

                The party claiming that a dispute has arisen under or in relation to this lease, must give written notice to the other parties to the dispute specifying the nature of the dispute. On receipt of the notice, the parties to the dispute must within seven (7) days seek to resolve the dispute.

        18.3.   Mediation

                18.3.1. If the dispute is not resolved within seven (7) days or within such further period as the parties agree, then the dispute is to be referred to the Australian Commercial Disputes Centre ("ACDC").

                18.3.2. In the event that the dispute is referred to the ACDC, the parties agree to mediate the dispute in accordance with the mediation rules of the ACDC

                18.3.3. The parties agree that the ACDC will select a mediator and determine the mediator's remuneration.

                18.3.4. The parties agree to share all costs in relation to the mediation provided by ACDC.

                18.3.5. The parties may, but are not required, to enter into an agreement before mediating a dispute.

                18.3.6. If any procedural aspects are not specified sufficiently in this clause, the parties agree to conduct the mediation regarding this aspects in accordance with the determination of the mediator whose decision regarding those aspects is final and binding on the parties.

                18.3.7. If a party is an individual, that individual must attend the mediation. If the party is a company, an authorised company representative must attend the mediation. This person must have authority to settle the matter. Each party is entitled to bring its legal representative and other people with information or knowledge relevant to the resolution of the dispute.

                18.3.8. From the time when the notice of dispute is served, the
                        Lessor shall not take action to terminate this lease, by physical re-entry or otherwise, until after the conclusion of the mediation.


19.     GOODS AND SERVICES TAX

        Notwithstanding any provision of this Lease, if a goods and services tax, value added tax or similar tax ("GST":-

        - is introduced in Australia by the Commonwealth Government or any State or Territory Government; and

        -       comes into effect during the term of this Lease,

        to the extent to which the Lessor is liable for an amount of GST in connection with the supply of any goods, services or of anything other than goods or services "THE AFFECTED SUPPLIES'), the Lessor may add such amount of GST to the agreed price of all affected supplies (including to the rent) in respect of which the Lessor issues an invoice which enables the Lessee to claim a credit or refund GST. The Lessee in paying consideration for the affected supplies under this Agreement will pay the agreed price plus such an amount of GST



The COMMON SEAL of
MOUREBEN NOMINEES PTY. LTD                       /s/ [signature is illegible]
(ACN 001 923 002) was hereunto                  --------------------------------
affixed by order of the Board of Directors                    Director/Secretary
in the presence of:
                                                 /s/ [signature is illegible]
                                                --------------------------------
                                                                        Director


The COMMON SEAL of                               /s/ [signature is illegible]
CHIP APPLICATION TECHNOLOGIES                   --------------------------------
LIMITED (ACN 057 883 333)
was hereunto affixed by order of                              Director/Secretary
the Board of Directors in the presence of:
                                                 /s/ DAVID MAC SMITH
                                                --------------------------------
                                                                        Director

                                  SCHEDULE ONE

      ITEM 1    BUILDING:                   68-72 Wentworth Avenue, Sydney
                PREMISES:                   Whole of Level 4, 68-72 Wentworth Avenue,
                                            Sydney

      ITEM 2    COMMENCEMENT
                & TERMINATION DATES
                (Clause 3.1)

                Commencement Date ("CD")    15 December 1999
                Termination Date ("TD")     14 December 2003

      ITEM 3    PERIOD OF LEASE             4 YEARS

      ITEM 4    OPTIONS                     4 YEARS
                (Clause 16)

      ITEM 5    RENT REVIEW:               DATESMETHOD
                (Clause 3.2 and 3.4)       CD                                     $123,700
                                           1st anniversary                        $129,885
                                           2nd anniversary                        $136,070
                                           3rd anniversary                        $142,874

                                           Commencement
                                           date of Option                         $142,874

                                           1st anniversary of Option         Market review
                                           2nd anniversary of Option               Same as
                                                                             previous year
                                           3rd anniversary of Option         Market review

      ITEM 6     RENT PAYABLE              During the first year of the Lease by monthly instalments of
                                           $10,308.33 in advance beginning 3 months from the CD
                                           and thereafter by monthly instalments equal to one twelfth of the yearly rental as determined under Clause 3 of the
                                           Lease on the first day of each month.

      ITEM 7     USE OF PREMISES           Commercial Office
                 (Clause 7)

      ITEM 8     INCLUSIONS                Nil

      ITEM 9     GUARANTORS
                 (Clause 17)               Nil

      ITEM 10    BANK GUARANTEE            Three (3) months gross rental from time to time
                 (Clause 14)

      ITEM 11    OUTGOINGS                 16.67% of increases in Outgoings from the Base year
                 (Clause 4)                using July 1998 to June 1999 as the Base Year.

      ITEM 12    SERVICE PROVIDERS         Service                                 Details
                 (Clause 15.9)             Air conditioning maintenance
                                           Lift maintenance
                                           Fire Sprinkler maintenance
                                           Plumber
                                           Electrician